Exhibit 99.1

Company Update July 2018

Forward-Looking This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forwardlooking statements contain these identifying words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We assume no obligation to update any forward-looking statements, except as required by applicable law. All product trademarks listed are the properties of their owners.

Leap Therapeutics Oncology drug development company • Novel targets and compounds – DKN-01 (anti-DKK1) – TRX518 (GITR agonist) • Clinical responses in multiple indications • Strategic relationships established – DKN-01 Collaborations with Merck and Roche – TRX518 Collaboration with Pfizer/EMD Serono – Strategic Investment from Eli Lilly • Important new clinical data throughout 2018 and 2019 – Combination data with PD-1/PD-L1 immunotherapies – Biomarker-defined populations – 7 studies across 5+ different tumor types

Recent Highlights Collaboration with Pfizer/EMD Serono for combination study of TRX518 with BAVENCIO® and cyclophosphamide – Study design based on preclinical data presented by MSKCC at AACR 2018 – Bavencio’s fully Fc functional antibody pairs with TRX518’s structure – Expansion cohorts focused on breast, ovarian and prostate cancers • Clinical responses for DKN-01 in combination with KEYTRUDA® (collaboration with Merck) in Esophagogastric Cancer study – 2 patients with Partial Responses (82% and 42% tumor reductions) in dose escalation cohort; both PD-L1 negative, microsatellite stable (MSS), KRAS mutant – Actively enrolling expansion cohorts; targeting full enrollment in Q1 2019 • Enrollment continuing in DKN-01 study in Gynecological cancers and TRX518 combination studies with KEYTRUDA®, OPDIVO® and gemcitabine

DKKl and GITR are Compelling Oncology Targets Inhibit Immunosuppression Enhance Immune Activation Proinflammatory Environment MDSC * GITR Stimulation on CDS Cells •-,•• II ...e. Reduce DKK1 \ Reduce Increased NK Ligands on Tumor Cells I GITR .•-Agonist • DKK1 I Decreased Angiogenesis, Metastasis, and Proliferation Reduce DKK1 ' ••••••••• leaptherapeutics 5

Advancing DKN-01 Clinical Development Monotherapy Dose Escalation Study Proof of Concept Combination Studies Multiple Myeloma DKN-01 + Rev/Dex ü Immunotherapy and Biomarker Studies Biliary Tract Cancer DKN-01 + gemcitabine/cisplatinEsophagogastric Cancer DKN-01± paclitaxel Esophagogastric Cancer DKN-01 + KEYTRUDA Gynecologic Malignancies w/ Wnt Pathway Alterations DKN-01± paclitaxel Hepatocellular Carcinoma w/ Active Wnt Signaling DKN-01± sorafenib Esophagogastric and Biliary Tract Cancers DKN-01 + TECENTRIQ ± paclitaxel

Active as a Single-Agent in Heavily Pretreated Esophagogastric Cancer Best Overall Response of Evaluable Patients (By Central Imaging Analysis) Partial Response Stable Disease Progressive Disease On Study 1 Year, Response -33.9% Failed prior anti-PD-L1 + IDOi REGARD Ramucirumab + BSC Placebo + BSC Population 2nd-3rd line GEJ + Gastric ORR 3.4% 2.6% SD 45% 21% PFS 2.1 months 1.3 months Representative Target Lesion Baseline 4 Month Scan Data as of March 2018

Combination with Paclitaxel in Esophagogastric Cancer All Patients 100% 80% 60% 40% 20% 0% -20% -40% -60% -80% -100% Data as of March 2018 8 Copyright © 2018 Best Overall Response OKN-01 + Paclitaxel 511-7 26% 34% PR sO PO NPrior TXORR sO (%)

Clinical Activity of DKN-01 + Paclitaxel in Taxane Naive Patients Tumor Burden Change Over Time (Each Line Represents an Individual Patient) Efficacy Benchmarks Response Rate DCR DKN-01 + Paclitaxel (Taxane Naive) 41% 73% Ramucirumab + Paclitaxel Rainbow Study 28% 80% Paclitaxel Mono Rainbow Study 16% 64% Data as of August 2017

Durable DKN-01 Response in Patient with Beta-Catenin Mutation with Esophagogastric Cancer Baseline 40mm 20% 0% -20% -40% -60% Cycle 10 -80% 14mm Off Study -100% 0 2 4 6 810 12 14 16 18 20 22 24 26 28 30 32 Months On Study 10 Copyright © 2018 Target Lesion Change Discontinued Paclitaxel -40% -48% -55% -53% -65% -70%-73% -78%-78% -78% -78% -78%

Immunologic Activity of DKK1 Inhibition Inhibition of DKK1 targets innate immunity – Reduces Myeloid Derived Suppressor Cells (MDSC) – Enhances NK cell activity – Increases expression of PD-L1 – Induces transcription of T cell chemoattractants Immunologic Activity of DKK1 Inhibition DKN-01 mechanism complementary with checkpoint inhibitors

DKN-01 + Checkpoint Inhibitor Combination Studies DKN-01 in combination DKN-01 ± paclitaxel in combination Dose Escalation Pembro Naive Dose Expansion Pembro Refractory Dose Expansion Study in collaboration with Advanced R/R Esophagogastric Adenocarcinoma (1 prior tx) DKN-01 + atezolizumab 1:1 Randomization + paclitaxel DKN-01 + atezolizumab Advanced R/R Biliary Tract Cancers (1 prior tx) Study in collaboration with

Clinical Activity in Dose Escalation with Keytruda Two partial responses in patients with immune resistant phenotype • Dose expansion cohorts actively enrolling Clinical Activity in Dose Escalation with Keytruda DKN-01 Dose Prior a-PD-1 or a-PD-L1 Medical History MSI TMB PD-L1 Best Overall Response Status 300 Naive 53 M w/GEJ, s/p FOLFOX/trastuzumab, FOLFIRI MSS N/D neg Partial Response (-82%) Cycle 10 Naive 59 M w/GEJ s/p FOLFOX MSS I neg Partial Response (-42%) Cycle 10 Naive 74 M w/GC s/p ECF and ramucirumab/paclitaxel MSS L neg Stable Disease (non-measurable at baseline) Off Study - Cycle 5 Naive 61 M w/GEJ s/p FOLFOX, ramucirumab/paclitaxel and irinotecan MSS N/D N/D Stable Disease (+3%) Off Study - Cycle 3 Naive 63 M w/ EC s/p FOLFOX and XELOX MSS L pos Not Evaluable Off Study - Cycle 1 Refractory 62 M w/GEJ s/p anti-PD1 (PD), and ramucirumab/paclitaxel N/D N/D N/D Stable Disease (+10%) Off Study – Cycle 4 150 Naïve 67 M w/EC, s/p FOLFOX, ramucirumab + paclitaxel, irinotecan N/D N/D N/D Progressive Disease (+26%) Off Study - Cycle 1 Refractory 69 F w/GC, s/p FOLFOX, anti-PDL1 for 2 years with PD MSS I neg Stable Disease (-10%) Cycle 10 Data as of June 2018 MSI = Microsatellite Instability, MSS = Microsatellite Stable, TMB = Tumor Mutational Burden, I = Intermediate, L = Low, N/D = Not Done/Not Available

# Clinical Activity in Dose Escalation with Keytruda

- Two partial responses in patients with immune resistant phenotype
- Dose expansion cohorts actively enrolling

| DKN-01 Dose | Prior a-PD-1 or a-PD-L1 | Medical History | MSI | TMB | PD-L1 | Best Overall Response | Status |
|---|---|---|---|---|---|---|---|
| 300 | Naive | 53 M w/GEJ, s/p FOLFOX/trastuzumab, FOLFIRI | MSS | N/D | neg | **Partial Response (-82%)** | Cycle 10 |
| | Naive | 59 M w/GEJ s/p FOLFOX | MSS | I | neg | **Partial Response (-42%)** | Cycle 10 |
| | Naive | 74 M w/GC s/p ECF and ramucirumab/paclitaxel | MSS | L | neg | **Stable Disease (non-measurable at baseline)** | Off Study - Cycle 5 |
| | Naive | 61 M w/GEJ s/p FOLFOX, ramucirumab/paclitaxel and irinotecan | MSS | N/D | N/D | **Stable Disease (+3%)** | Off Study - Cycle 3 |
| | Naive | 63 M w/ EC s/p FOLFOX and XELOX | MSS | L | pos | **Not Evaluable** | Off Study - Cycle 1 |
| | Refractory | 62 M w/GEJ s/p anti-PD1 (PD), and ramucirumab/paclitaxel | N/D | N/D | N/D | **Stable Disease (+10%)** | Off Study – Cycle 4 |
| 150 | Naïve | 67 M w/EC, s/p FOLFOX, ramucirumab + paclitaxel, irinotecan | N/D | N/D | N/D | **Progressive Disease (+26%)** | Off Study - Cycle 1 |
| | Refractory | 69 F w/GC, s/p FOLFOX, anti-PDL1 for 2 years with PD | MSS | I | neg | **Stable Disease (-10%)** | Cycle 10 |

Data as of June 2018

MSI = Microsatellite Instability, MSS = Microsatellite Stable, TMB = Tumor Mutational Burden, I = Intermediate, L = Low, N/D = Not Done/Not Available

leaptherapeutics

13

Copyright © 2018

Partial Responses in Patients with Immune Resistant Phenotype • Ongo ng conf rmed part a response (-82%), pat ent n Cyc e 10 December 2017 March 2018 Target Lesion: Hepatic Lobe Target Lesion: Renal/ Perirenal Mass 15 Copyright © 2018

Partial Responses in Patients with Immune Resistant Phenotype • Ongoing partial response (-42%) with declining CA 19-9; patient in Cycle 10 Baseline: 01DEC2017 Follow Up 3: 20APR2018 1002 0729 0735 0731 0813 0934 0750 0810 0738 0905 0809 0743 844.0. ...1071.4. ... 959.3.... 970.0....721.5.... 678.3.... 615.3....605.0. ... 617.8....631.5.... CA.19·9 1/17/20181/29/20182/14/20182/20/20183/5/20183/12/20183/26/20184/2/20184/23/20185/1/20185/7/20185/14/2018 ..T..,UMOR/MALIGNANCY M...

DKN-01 in Advanced Biliary Tract Cancer ORR 31.8%, DCR 95.5% PFS 9.4 months DKN-01 + gemcitabine/cisplatin in treatment-naïve advanced BTC Historical gemcitabine/cisplatin studies: • Overall response rates: 19.5 to 25.5% • Disease control rate: 68.3 to 81.4% • PFS: 5.8 to 8 months Data presented at ASCO 2017

Selecting Patients for DKN-01 Treatment • Beta-catenin turns on production of DKK1 • DKK1 is overexpressed in cancers with beta catenin activating mutations • Patients with mutations in betacatenin and/or elevated levels of DKK1 have poor prognosis • Patients with beta catenin mutations potentially more responsive to DKK1 targeted therapy

Key Wnt Biomarker Populations Esophagogastric Cancer Hepatobiliary Cancer Uterine and Ovarian Cancer US Incidence Esophagus: 17,000 Stomach: 28,000 Liver: 40,000 Biliary: 6,000 Endometrial: 61,000 Ovarian: 22,000 β-catenin Mutational Frequency Gastric 6-9% of patients Hepatocellular Carcinoma 27-36% of patients Endometrioid 29-30% of patients Leap Clinical Plans Arm in esophagogastric study Investigator Sponsored Study at University of Mainz Ongoing study

Study in Gynecologic Cancers with Wnt Biomarkers DKN-01 as a monotherapy and in combination with paclitaxel Study enriched for activating β-catenin mutations and/or Wnt signaling alterations (50% of patients) Groups Planned n Epithelial Endometrial Monotherapy 21 DKN-01 + Paclitaxel 31 Epithelial Ovarian Monotherapy 21 DKN-01 + Paclitaxel 21

Study of patients with treatment-naive advanced hepatocellular carcinoma with DKN-01 monotherapy and in combination with sorafenib Hepatocellular Carcinoma Study Design DKN-01 Monotherapy DKN-01 + Sorafenib • Investigator sponsored study at 5+ sites, based at the University Medical Center of the Johannes Gutenberg- University Mainz in Germany • Two-part study evaluating two DKN-01 dose levels (dose escalation and dose expansion phases) • Target sample size of 70 patients – Enriched for patients with Wnt pathway activation

DKK1 in Prostate Cancer Strong rationale for combination with AR therapies in non-neuroendocrine subtypes due to increased expression of DKK1 and reduction of inflammatory immune infiltrate DKK1 Expression is Regulated by AR in CRPC Tumor Biopsies CIBERSORT Analysis Shows DKK1 Expression Associated with Reduced Inflammatory Infiltrate Presented at ASCO 2017 by Wise (MSKCC/NYU)

TRX518: Engineered to Maximize GITR Activation of Immune Response to Tumors • • TRX518 is a differentiated humani"ed non-depleting IgG1 GITR agonist mAb GITR agonist ithout FeR binding signals to and does not deplete GITR e!pressing T eells 23 Copyright © 2018

Single-Dose Monotherapy Dose Escalation Study Dose and Schedule Ranging Repeat-Dose Monotherapy Studies Loading Dose + Q3W Dosing Advanced Solid Tumors ü Immunotherapy and Chemotherapy Studies Biweekly Dosing Advanced Solid Tumors TRX518 + Gemcitabine TRX518 + Nivolumab TRX518 + Pembrolizumab TRX518 + Avelumab + Cyclophosphamide Weekly Dosing Advanced Solid Tumors

Stable Disease Achieved in Over 50% of Patients on TRX518 Multidose Monotherapy All Patients (N=43) Best Overall Response Stable Disease (SD) 24 (55.8%) Progressive Disease (PD) 11 (25.6%) Not Evaluable 8 (18.6%) Duration on Study (days) Data as of June 2018 Patient

TRX518 Monotherapy Patient with Long-Term Stable Disease Hepatocellular carcinoma patient • Currently in Cycle 21 with 15% reduction in liver lesion • Failed prior CTLA4/PD-L1 therapy • Paired tumor biopsy analysis – Reduction in Treg cells – Increase in CD8/Treg ratio

TRX518 Combination Study Combination with Gemcitabine Dose Escalation Dose Confirmation Advanced solid tumors where gemcitabine indicated Combination with PD-1 or PD-L1 Immunotherapy Dose Escalation Dose Expansion Dose Expansion Dose Escalation Advanced solid tumors with labeled indications either as new combination therapy or add on to best response of SD after 4 cycles

TRX518 Combination Study Clinical Update • Keytruda Combination: enrolling in higher dose escalation group – First 2 patients treated at higher dose demonstrated clinical benefit at first scan • Partial Response (-36%) in patient with esophageal squamous cell carcinoma oPD-L1 positive, MSS, TMB intermediate • Stable disease (-23%) in patient with ocular melanoma – No clinical benefit in the lowest dose group • Opdivo Combination: enrolling in lowest dose escalation group – Enrolled 7 patients: 4 PD, 1 NE, 2 pending imaging • Gemcitabine Combination: enrolling in dose expansion group – Dose escalation enrolled 10 patients: 3 SD, 3 PD, 1 NE, 3 pending imaging – No dose limiting toxicity

Treatment with agonist anti-GITR antibody after cyclophosphamide (CTX) enhances tumor immunity and efficacy Major Findings • CTX enhances GITR expression in proliferating immune cells • CTX + DTA-1 decreases tumor Tregs, increases Teff/Treg ratio • CTX + DTA-1 increases activation and memory of tumor CD8+ cells • CTX synergizes with DTA-1 to treat established tumors in B16 melanoma model Presented at AACR 2018 by Betof Warner, Hirschhorn, Wolchok, Merghoub (MSKCC)

CTX has Synergistic Activity with GITR agonist and modulates T cell ratios Presented at AACR 2018 by Betof Warner, Hirschhorn, Wolchok, Merghoub (MSKCC)

GITR Agonist Synergizes with anti-PD-1 Therapy 816 Melanoma Mouse Model 100 /20 ** *** )GITR+)PD-1 Da( 7 50 6/20 )GITR Da(4)PD-1 Da(7)GITR Da( 7 0 0 25 50 75 100 125 Days post 816 injection Da&a f$"! Za##a%"d , W" ch"k, Me$gh"'b (MSKCC) 31 Copyright © 2018 Tumor-free (%) Tumor-Free Survival 11

Mechanistic Rationale for Triple Therapy PD1/PD-L1 therapy blocks CD8 exhaustion complementing GITR Therapy GITR, as a costimulatory receptor, works best when antigen primed quiescent T cells are re-stimulated with appropriately processed antigen on APC bearing GITRL CTX promotes immunogenic cell death of tumors, enabling efficient tumor antigen presentation, complementing GITR therapy Image from J Clin Invest DOI: 10.1172/JCI91190

TRX518 Chemoimmunotherapy Combination Study 33 TRX518 Chemoimmunotherapy Combination Study Study in collaboration with Dose Escalation Phase lb: Double and Triplet Therapy Stages Dose Escalation Stage 1: Doublet Therapy Group 1 CTX 01 (600 or 750 mg/m2} + TRX518 02 + 016 ----to Q28 days in advanced solid tumors ;:::1 prior systemic therapy Dose Escalation Stage 2: Triplet Therapy Group 2 CTX 01 (MTO of Group 1) + TRX518 02 + 016 + Avelumab 02 + 016 Q28 days in advanced solid tumors ;:::1 prior systemic therapy Dose Expansion P~ase 2a: Triplet Therapy 1 ~----~~ ------~~------~~ ----~ Advanced Triple Negative Breast Cancer s/p 1-3 prior systemic therapies Advanced Hormone Positive Endocrine Refractory Breast Cancer s/p AI and/or COK4/6 inhibitor and 0-1 prior chemotherapies Advanced Metastatic Castration Resistant Prostate Cancer s/p AR signaling inhibitors and 1-2 prior chemotherapies Advanced Platinum Refractory Ovarian Cancer s/p 2-5 prior systemic therapies AI = aromatase inhibitor; AR =androgen receptor CTX = cyclophosphamide; CDK4/6 =eye! in- dependent kinase 4/6; D =day, MTD =maximum tolerated dose;s/p =status post Study in collaboration with

Leadership Management Team Chris Mirabelli, PhD CEO Company Experience Gus Lawlor COO Doug Onsi CFO Walter Newman, PhD Research Mark O’Mahony CMC & Quality Approved Drugs Cyndi Sirard, MD Clinical § Christopher Mirabelli, Chairman of the Board, CEO of Leap § James Cavanaugh, Managing Director at HealthCare Ventures § John Littlechild, Managing Director at HealthCare Ventures § Thomas Dietz, Chairman and CEO of Waypoint Holdings § Joseph Loscalzo, Chairman, Department of Medicine, Physician-in- Chief, Brigham and Women’s Hospitals § Nissim Mashiach, President and CEO of Macrocure Ltd. § William Li, CEO of the Angiogenesis Foundation Board of Directors § Xi He, PhD, Endowed Research Chair, Professor of Neurology, American Cancer Society Research Professor, Boston Children’s Hospital and Harvard Medical School § Carl F. Nathan, Professor and Chairman of Department of Microbiology and Immunology at Weill Cornell Medical College § David Tuveson, Director of Research, the Lustgarten Foundation, Roy J. Zuckerberg Professor of Cancer Research at CSHL § Christopher T. Walsh, professor emeritus at Harvard Medical School § Eric P. Winer, SVP and Chief Clinical Strategy Officer; Chief, Division of Women's Cancers, DFCI; Director, Breast Oncology Program, Susan F. Smith Center for Women's Cancers; Thompson Chair in Breast Cancer Research Institute Physician; Professor of Medicine, Harvard Medical School Scientific Advisory Board Management Team

Historical Financials (in thousands) (Unaudited) Current assets: Research and development incentive receivable 998 Research and development incentive receivable, net of current portion 632 Accrued expenses 1,715 Warrant liability 16,713 Commitments and contingencies Cash Ba ance at June 30, 2018: $30.5 m on 35 Copyright © 2018 March 31, 2018 Assets Cash and cash equivalents $ 35,376 Prepaid expenses and other current assets 289 Total current assets 36,663 Property and equipment, net 123 Deferred tax asset 157 Other assets 1,111 Total assets $ 38,686 Liabilities and Stockholders' Equity Current liabilities: Accounts payable $ 4,130 Total current liabilities 5,845 Non Current liabilities: Total liabilities 22,558 Stockholders' equity: Common stock, $0.001 par value; 100,000,000 shares authorized; 14,500,681 and 12,354,014 shares issued and outstanding as of March 31, 2018 and December 31, 2017, respectively 15 Additional paid-in capital 157,290 Accumulated other comprehensive loss (158) Accumulated deficit (141,019) Total stockholders’ equity 16,128 Total liabilities and stockholders' equity $ 38,686 Operating expenses: Research and development General and administrative Total operating expenses Loss from operations Interest income Interest expense Interest expense - related party Australian research and development incentives Foreign currency gains (loss) Loss on change in fair value of warrant liability Net loss Accretion of preferred stock to redemption valu Net loss attributable to common stockholders Net loss per share - basic and diluted Weighted average common shares outstanding basic & diluted Three Months Ended March 31 2018 (Unaudi $ 4,231 2,113 6,344 (6,344) 77 (6) - 646 (144) (4,851) (10,622) - $ (10,622) $ (0.85) 12,449,421 2017 ted) $ 6,404 3,804 10,208 (10,208) 50 - (121) 397 468 - (9,414) (244) $ (9,658) $ (1.39) 6,945,623

36 Esophagogastric & Biliary Cancer (TECENTRIQ® ± paclitaxel) Proof of Concept TRX518 Biliary Tract Cancer (gemcitabine + cisplatin) Solid Tumor Malignancies (mono) DKN-01 Biomarker Populations Immunotherapy Hepatocellular Carcinoma (mono + sorafenib) Gynecologic Cancer (mono + paclitaxel) Gastric Cancer (monotherapy + paclitaxel) Esophagogastric Cancer (combination with KEYTRUDA®) Combination with KEYTRUDA® or OPDIVO® Combination with Gemcitabine Proof of Concept Combination Therapy Clinical Program Milestones Data presented AACR 2018, Expansion 2H-18 Investigator Sponsored Study Interim data 2H-18 Interim data 2H-18 Investigator Sponsored Study Efficacy data (n=51) 2H-18 Data presented March 2018 Data throughout 2018-2019 Data throughout 2018-2019 First patient enrolled 1Q-19 Data throughout 2018